UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2018

_________________________________________________________
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously announced in November 2017, the Board of Directors (the “Board”) of Triangle Capital Corporation (the “Company”), with the assistance of its financial advisor, Houlihan Lokey Capital, Inc. (“Houlihan”), is currently exploring and evaluating a broad range of strategic alternatives to enhance long-term shareholder value. Since these announcements, and after extensive consultation with Houlihan and outside legal advisors, the Board has developed a process designed to ensure the orderly review of strategic alternatives while the Company continues to pursue its existing business plan.

To date, this process has included numerous inbound preliminary indications of interest from various third parties as well as significant outreach efforts on the part of Houlihan. In addition, the Company has entered into a significant number of non-disclosure agreements with third parties, including business development companies, commercial banks, hedge funds, and other asset managers and financial services companies, in order to provide them with information concerning the Company and allow them to evaluate their interest and formulate a potential proposal.

To permit the process to proceed in a thorough and systematic nature, as well as to ensure that the Company’s directors and executive officers continue to serve through the consummation of any transaction related to the process, the Company has taken the various actions described herein.

Item 1.01.	Entry into a Material Definitive Agreement.

The Company entered into indemnification agreements (each, an “Indemnification Agreement,” and collectively, the “Indemnification Agreements”) with each of its directors and executive officers. Under the Indemnification Agreements, the Company has agreed to indemnify its directors and executive officers to the fullest extent permitted by applicable law (including the Maryland General Corporation Law (the “MGCL”)), including indemnification and/or advancement of expenses incurred in connection with participating in any action or proceeding, including any action or proceeding by or in right of the Company, arising out of the person’s services as a director or executive officer of the Company.

The foregoing description of the Indemnification Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 9, 2018, the Board amended the Company’s bylaws by approving the Sixth Amended and Restated Bylaws of Triangle Capital Corporation (the “Amended Bylaws”), effective on that date. The Amended Bylaws include the following changes, among others:

•
In Section 2.7, removal of the plurality voting standard for voting on nominees for director at any meeting of the stockholders for which the Company’s Secretary determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting.

•
Clarification in Section 2.8 that no stockholder proxy will be invalid due to the adjournment or postponement of a meeting of stockholders, or a change in the record date for such meeting, unless so provided in the proxy.

•
In Section 2.11, including in the stockholder advance notice requirements a requirement that, in the event that a stockholder proposes a nominee for director, such proposal shall include a certification from the proposed nominee that he or she currently intends to serve as a director for the full term for which he or she is standing (if so elected).

•
The addition of Section 2.14, stating that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting upon filing with the records of stockholder meetings a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter.

•
The addition of an exclusive forum provision, generally stating that, unless the Company consents in writing to a different forum, the Circuit Court for Baltimore City, Maryland or the state court located within the City of Raleigh in Wake County, North Carolina, or, if neither of these courts have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division or the United States District Court for the Eastern District of North Carolina, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting an internal corporate claim (as defined in the MGCL) or (c) any other action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine.

The foregoing description of the Amended Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01.    Other Events.

On January 9, 2018,  the Board passed a resolution explicitly subjecting the Company to the Maryland Business Combination Act under the MGCL, which, subject to limitations, prohibits certain business combinations between the Company and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the Company’s outstanding voting stock) or an affiliate thereof for five years after the most recent date on which the stockholder becomes an interested stockholder and thereafter imposes fair price and/or supermajority voting requirements on these combinations. The Board may by further resolution at any time in the future approve or exempt from the provisions of the Maryland Business Combination Act any business combinations, whether specifically, generally or generally by types or as to specifically identified or unidentified existing or future interested stockholders or their affiliates, as contemplated by Section 3-603(c) of the MGCL.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Sixth Amended and Restated Bylaws of Triangle Capital Corporation
10.1	Form of Indemnification Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: January 16, 2018	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Sixth Amended and Restated Bylaws of Triangle Capital Corporation
10.1	Form of Indemnification Agreement